MUNDER S&P® MIDCAP INDEX EQUITY FUND

MUNDER S&P® SMALLCAP INDEX EQUITY FUND

Class K & Y Shares

Supplement Dated February 28, 2008

To Prospectus Dated October 31, 2007

Investors are advised that Alexander V. Ilyasov has been added to the portfolio management teams for the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund (the “Funds”). A team of investment professionals employed by World Asset Management (“World”) makes investment decisions for the Funds. The team consists of Kenneth A. Schluchter III, Kevin K. Yousif and Alexander V. Ilyasov. Mr. Schluchter generally makes final investment decisions for the Funds.

Alexander V. Ilyasov, Portfolio Manager, World, has been a member of the team responsible for managing the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund since December 2007. Mr. Ilyasov is a member of World’s International and Domestic Investment Management Teams, providing analytical and trading support throughout World’s equity product lines. He is responsible for the design and implementation of portfolio analytical systems, new products, and portfolio management techniques. Mr. Ilyasov has extensive experience in streamlining complex transactions and in creating and implementing complex computer systems. He joined World in September 2005. He began his career in 1996 as a Systems Analyst with EDS Corp. He joined Compuware in 1999 as a Business Analyst, and progressed at the firm to Senior Consultant. Mr. Ilyasov has a B.S. in Electrical Engineering from Moscow University of Communication Technologies, and an M.S. in Computer and Information Science from the University of Michigan. He is currently pursuing an M.B.A. in Finance from Columbia University.

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Munder S&P® MidCap Index Equity Fund

Munder S&P® SmallCap Index Equity Fund

Supplement Dated February 28, 2008

To Statement of Additional Information (“SAI”)

Dated October 31, 2007

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS—Portfolio Management Teams”, which begins on page 70 of the SAI, the table is hereby supplemented with the following:

The following table lists the number and types of accounts managed by Alexander V. Ilyasov and assets under management in those accounts as of December 31, 2007:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)		Total Assets Managed* ($ millions)
Alexander V. Ilyasov	4	459.0	14	4,613.4	2	0	**	5,072.4

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.
**	Amount is less than $100,000.

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS—Portfolio Management Team Fund Ownership”, which begins on page 75 of the SAI, the table is hereby supplemented with the following:

The dollar range of equity securities of each S&P Index Fund owned by Alexander V. Ilyasov as of December 31, 2007 is as follows:

S&P® MidCap Index Equity Fund	Alexander V. Ilyasov	None
S&P® SmallCap Index Equity Fund	Alexander V. Ilyasov	None

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